SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 2, 2009

Date of Report

June 2, 2009

(Date of earliest event reported)

Wren, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-122185	87-0672359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

235 West Sego Lily Drive, 2nd Floor, Sandy, Utah 84070

(Address of principal executive offices, including zip code)

(801) 990-1992

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .

Written communications pursuant to Rule 425 under the Securities Act

     .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On June 2, 2009, Wren, Inc. dba NextFit (the “Company”) issued a press release on its name change to NextFit, Inc. and reported that the first month of gross sales, unaudited, exceeded $370,000. In addition to the great sales about 1,100 members joined the business in the first month and nearly 5,000 Keychain Trainers were sold.

For additional information, reference is made to the Company’s press release dated June 2, 2009, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01 Financial Statements and Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press Release, dated June 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WREN, INC.

/s/ Jeff Jenson

Jeff Jenson

President

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